UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 3, 2014

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada Flintridge, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2014, Sport Chalet, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended December 29, 2013. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On February 3, 2014, the Company held a conference call to discuss the financial results for the quarter ended December 29, 2013. A dial-in replay of the call is available through Midnight Pacific Time on Wednesday, March 5, 2014 (800) 406-7325 and entering passcode 4665775. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 2.02 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 8.01	Other Events.

On January 23, 2014, Sport Chalet, Inc. (the “Company”) received a letter from the staff (“the Staff”) of the NASDAQ Stock Market (“Nasdaq”) notifying the Company that it has been granted an extension of time to regain compliance with the requirement for continued listing set forth in Rule 5450(b)(1)(A) (the “Rule”) of the Nasdaq Listing Rules.

The terms of the extension require the Company to provide evidence of compliance. As of the Company’s Form 10-Q for the period ended December 29, 2013, the Company reported stockholders’ equity of $10.5 million and complies with the Rule. Nasdaq will continue to monitor the Company’s ongoing compliance with the Rule. If the Company fails to evidence compliance upon filing its Quarterly Report on Form 10-Q for the quarter ending June 30, 2014, with the Securities and Exchange Commission and Nasdaq, the Company may be subject to delisting.

As previously disclosed, on November 20, 2013, the Company received notice Nasdaq that the Company is not in compliance with the Rule. The Rule requires the Company to maintain a minimum of $10 million in stockholders’ equity for continued listing on The Nasdaq Global Market.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated February 3, 2014, entitled: "Sport Chalet Reports Third Quarter and Nine Month Fiscal 2014 Results."

99.2	Transcript of conference call held on February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.
Date: February 5, 2014
	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated February 3, 2014, entitled: "Sport Chalet Reports Third Quarter and Nine Month Fiscal 2014 Results."

99.2	Transcript of conference call held on February 3, 2014.